WETRADE GROUP

# 2023

# WETRADE GROUP

Investor Presentation
January 2023
Nasdaq Ticker: WETG

# Forward Looking Statements

This presentation contains forward-looking statements that reflect our current expectations and views of future events, all of which are subject to risks and uncertainties. Forward-looking statements give our current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. You can find many (but not all) of these statements by the use of words such as "approximates," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "intends," "plans," "will," "would," "should," "could," "may" or other similar expressions in this prospectus. These statements are likely to address our growth strategy, financial results and product and development programs. You must carefully consider any such statements and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

- assumptions about our future financial and operating results, including revenues, income, expenditures, cash balances and other financial items;
- our ability to execute our growth, and expansion, including our ability to meet our goals;
- current and future economic and political conditions;
- our ability to compete in the highly-competitive advertising service industry;
- our capital requirements and our ability to raise any additional financing which we may require;
- our ability to attract clients and further enhance our brand recognition;
- the future development and spread of COVID-19
- our ability to hire and retain qualified management personnel and key employees in order to enable us to develop our business;
- trends and competition in the advertising service industry; and
- other assumptions described in this prospectus underlying or relating to any forward-looking statements.

We describe certain material risks, uncertainties and assumptions that could affect our business, including our financial condition and results of operations, under "Risk Factors." We base our forward-looking statements on our management' s beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that actual outcomes and results may, and are likely to, differ materially from what is expressed, implied or forecast by our forward-looking statements. Accordingly, you should be careful about relying on any forward-looking statements. Except as required under the federal securities laws, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of this prospectus, whether as a result of new information, future events, changes in assumptions, or otherwise.

# WeTrade Group Company Profile



Business Coverage Countries

- Mainland China
- Hong Kong
- Singapore
- USA
- UK
- Canada
- Australia
- Japan
- New Zealand
- Philippines
- ......

## WeTrade Group

WeTrade Group , a technology service provider that is committed to global diversified SaaS technical tools and digital transformation for different industries . It has listed on NASDAQ in the United States on 19 July 2022 with the stock code WETG.

WeTrade Group has three major business segments:

- ➢ YCloud
- ➢ WTPay
- ➢ Y-Health
- ➢ YG

**Mission:**

**To provide technical support and digital transformation for different industries around the world**

# WeTrade Group Legal Structure



WeTrade Group Inc.
(Vyowing, 2019)
100%
100%
UTour PTE.LTD
(Singapore, 2018)
WeTrade Information Technology Limited
(Hong Kong, 2019)
100%
Offshore
Onshore
Yueshang Information Technology (Beijing) Limited
(China, 2019)
100%
100%
100%
100%
100%
Yueshang Group (Hunan) Network Technology Limited
(China, 2020)
WeTrade Digital Technology (Beijing) Limited
(China, 2020)
Yueshang Technology Group ( Zhuhai Hengqin) Limited
(China, 2020)
Tibet XiaoShang Technology Co Limited
(China, 2021)
ShangHai Yueshang Information Technology Limited
(China, 2022)

# WeTrade Group Executive Team

WETRADE GROUP

## Biming Guo
**Chairman**


Biming Guo

- Chairman of the Board of Directors of WeTrade Group as of December 21, 2022.
- Company director in Jinchengfeng (Xiamen) Certified Public Accountants as of April 2021.
- Senior auditor of Zhongxing Cai Guanghua Certified Public Accountants in Beijing, China as of April 2016.
- Financial consultant & project manager of Founder Securities Co., Ltd, responsible for analysis and due diligence of various major assets in underwriting, restructuring, mergering and acquisition projects as of July 2014.
- Certified public accountant experience as a in the fields of mergers and acquisitions, investment and finance for 25 years.

## Hechun Wei
**CEO**


Hechun Wei

- CEO of WeTrade Group as of December 21, 2022.
- Executive Director and General Manager of Shanghai Dazhi Ruoyu Information Technology Co., Ltd., responsible for the business strategy and development as of June 2021.
- COO of Nova Group Limited (HKEX: 1360), responsible for the company's daily business operations and capital market affairs as of January 2019.
- General counsel of China Northern Securities Group (China), responsible for business development and legal services in mainland China as of March 2018.
- Anhui University, Bachelor of Laws.

## Yayi Huang
**CFO**


(Annie)

- CFO of WeTrade Group as of Nov. 29 2022.
- CFO of NOVA Group Holding Limited, responsible for supervising the compliance of listing and auditing affairs as of November 2018.
- CFO of Shanghai Kaiqi Real Estate Investment Consulting Co., Ltd as of In 2017.
- Deputy Financial Officer of Investment Co., Ltd. Responsible for mergers, acquisitions activities, raising funds, keeping internal financial agreements effective as of April 2015.
- Bachelor of Economics. CMA certificate and mutual fund practice certificate as of 1997.

# Board of Directors

WETRADE GROUP

## Company Executives

- Guo Biming - Chairman of the Board
- Wei Hechun - Chief Executive Officer
- Yayi Huang - Chief Financial Officer
- Ying Yu - Chief Operating Officer
- Li Hanfeng - Vice President
- Li Xiaohua - Director

## Independent Directors

- Biming Guo
  Audit Committee Chairman
- Daxue Li
  Compensation Committee Chairman
- Yuxing Ye
  Nomination Committee Chairman
- Ning Qin
  Member of Compensation Committee and Nomination Committee
- Hung Fai Choi
  Member of Audit Committee and Nomination Committee

# WeTrade Group | Milestone

WETRADE GROUP


Nasdaq

WeTrade Group (stock code: WETG) is listed on the Nasdaq main board on July 19, 2022




CISION

WeTrade Group Inc. Announces US$120 Million Agreement with Vmade Tech PTE. LTD for Launching Operation of WTPay Technology Tools in Singapore

WeTrade Group Inc. Announces US$120 Million Agreement with Vmade Tech PTE. LTD

WeTrade Group and its micro business cloud intelligence YCloud attended the World Internet Conference

# Four Sectors

WETRADE GROUP

## YCloud

Micro-business intelligent system provides powerful technology and data for micro-business industry, strengthens technology and data tracking, CPS production management, and helps customers improve revenue.

## WTPay

Global payment system developed by WeTrade Group. It has six major businesses: global acquiring, global store opening, global payment collection, international account, global remittance and currency exchange.

## Y-Health

Global public health business sector launched by WeTrade Group, which is mainly committed to developing global business for biological health and medical enterprises.

## YG

YG is the new energy business segment of WeTrade Group, which is mainly committed to providing tools and technical support for the digital new energy industry in the Middle East and Central Asia.

# YCloud Business Model

Partner

System Function
Qualification Ability Output

Service Fee of GMV

- Micro-Business Industry
- Hospitality Industry
- Tourism Industry
- Beauty Industry
- Short-Video Living Industry
- Traditional Retail Industry
- ……

YCloud System

Services Provider

Technical Ability

Service Fee

WeTrade Group

**Payment Ability:**

1、Unionpay Scenario
2、WeChat Scenario
3、Alipay Scenario
4、Balance Payment

…

**Technical Capability**

1、User marketing relationship tracking
2、CPS commission income management
3、Multi-channel Data Analysis
4、Supply Chain System
5、Payment Scenario Function
6、Living+Short-video System
7、AI fission and management of community

……

# YCloud Technical Advantages

## – Core Advantages- YCloud –


User marketing relationship implementation
Supply chain system
CPS commission income management
WeTrade Group
AI marketing fission
Payment scenario
Livestreaming + Short Video system

YCloud Clients

## Individual Users

WeTrade Group provides better solutions for future 330 million micro-business users in China.



## Industry Coverage

- Micro business Industry
- Tourism Industry
- Hospitality Industry
- Livestreaming/ short video Industry
- Medical beauty Industry
- Traditional Retail Industry

……

# WTPay Introduction

WETRADE GROUP


$520.13

WTPay is a global payment system independently developed by WeTrade Group. It has six major businesses: global acquiring, global store opening, global payment collection, international account, global remittance and currency exchange. It is aimed at more than 100+ countries and eight major currencies for resource connection.

The WTPay system supports customers' payments by WeChat, Alipay, visa, master card and many other country's local wallets and major digital wallets.

# WTPay Funtion

WETRADE GROUP



Web
APP
H5
VMADE
Aggregate cashier register

- **Precise recommendation**
- **Multi-terminal adaptation**
- **Anti-fraud system**
- **One-click payment**
- **Smart Channel Routing**
- **Dynamic recognition**



APAC
MENA
LATAM
Credit card Debt card
E-wallet
Offline Payment
Bank Transfer

# Y-Health Introduction



Y-Health is a global public health business sector launched by WeTrade Group, which is mainly committed to developing global business for biological health and medical enterprises. At present, it mainly focuses on detection and epidemic prevention, daily health, traditional Chinese medicine and other fields.

WeTrade Group has invested in Jiqing Bio in August 2022, and has reached cooperation with Parkway Health, Mobilab, Zhixun Bio, etc.,

# Y-Health Distribution Format

**Y-Health**

- **Infection Prevention & Control**
  - Detection — Monkeypox Detection Kit
  - Preventio n — ZhuChang Disinfectant
- **Daily Health**
  - Improve Immunity：E-energy 28
- **Traditional Chinese Medicine**
  - Miao Mountain Recipe: Miao Medicine

# YG New Energy Introduction



YG is the new energy business segment of WeTrade Group, which is mainly committed to providing tools and technical support for the digital new energy industry in the Middle East and Central Asia:

1. Green Planet - Renren Electric Field
   New energy global project in the near future
2. Negotiate deeply with PetroChina and Sinopec

YG New Energy

# Off-grid new energy power equipment&usage scenarios

WETRADE GROUP

## Mobile Power



Large-capacity portable power supply Places of use: family emergency, camping, stalls, self-driving tour, among others

Specifications: G300, G500, G1000, MP2000

Main sales scenarios: domestic and international retail (online distribution)



## Off-grid new energy power equipment

Operates independently of the grid. Application Scenario: remote mountainous areas, areas without electricity, islands, communication base stations and mining machines, etc...

Main sales scenarios: domestic and international equipment leasing, which can be purchased by one person alone or combined by multiple people, Application Scenario: monthly rent payment, 10-year repayment model


Industry


Mountainous Area


Mine


Base Station

# Expansion Goals

| 2021-2022 | 2022-2023 | 2023-2025 |
| --- | --- | --- |
| Significant market share of three target markets based on our leading big data and AI technology | Substantial market share of six target markets Release new product of CRM ( lead generation ) --- high competition barriers | To realize the globalization of market revenue, expenditure and international operation via YCloud core technology, WTPay global payment system, Y-Health and YG new energy, |

WETRADE GROUP

## Issuer

Yu Ying | Chairman's Assistant

Tel | +86 13501176409

Email | yuying@yueshang.co

**Webs for SEC filings and financial data and Webs for WeTrade Group**

https://www.sec.gov

Chinese：https://ir-cn.wetg.group

English ：https://ir.wetg.group